UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 15, 2015

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th Avenue, San Diego, California	92101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(619) 696-2000

                                        _________________________________________________

                    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 15, 2015, the Board of Directors of Sempra Energy (the “Company”) adopted and approved amended Bylaws of the Company (the “Bylaws”).  The Bylaws took effect immediately upon approval by the Board.

The Bylaws were amended to provide for “proxy access” by eligible shareholders.  Article V, Section 4, as amended, provides for a shareholder, or a group of no more than 20 shareholders, that has continuously owned at least 3% of the Company’s outstanding stock entitled to vote in the election of directors for at least three years, to nominate and include in the Company’s proxy materials up to the greater of two directors or 20% of the number of the Company’s directors then in office, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws.

In addition, the Bylaws were amended to, among other things:

▪provide flexibility by removing the requirement to hold a regular meeting of directors immediately after the annual meeting of shareholders (Article III);

▪revise the number of directors required to call a special meeting of directors from a majority of the authorized number of directors to a majority of the directors then in office (Article III);

▪revise the number of directors constituting a quorum from a majority of the authorized number of directors to a majority of the directors then in office, provided that (in accordance with California law) the number of directors constituting a quorum will be no less than the greater of one third of the authorized number of directors or two directors (Article III);

▪update the advance notice requirements for shareholders nominating directors to require disclosure of information about certain agreements involving nominees and to require that any such nominee agree, if elected, to comply with all of the Company’s existing policies, codes and guidelines applicable to directors (Article V);

▪provide an orderly process for shareholders to nominate directors for election at a special meeting of shareholders called by the Company for the purpose of electing one or more directors by establishing an advance notice window under which shareholders must provide notice of such nominees to the Company not more than 120 days before the meeting and not less than the later of 90 days before the meeting or the tenth day following public announcement of the date of the meeting (Article V); and

▪ make additional clarifying and conforming amendments.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the Bylaws of Sempra Energy (as amended through December 15, 2015), which are filed as Exhibit 3.1 of this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(d)        Exhibits

The following materials are attached as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description

  3.1                     Bylaws of Sempra Energy, as amended through December 15, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY
(Registrant)

Date: December 16, 2015	By: /s/ Joseph A. Householder
Joseph A. Householder Executive Vice President and Chief Financial Officer